UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 20, 2013

Date of Report (Date of earliest event reported)

Erickson Air-Crane Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-35482	93-1307561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5550 SW Macadam Avenue, Suite 200

Portland, Oregon 97239

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (503) 505-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, unless otherwise indicated or the context otherwise requires, references to “we,” “us,” “our,” the “Company,” and “Erickson” refer to Erickson Air-Crane Incorporated and its subsidiaries on a consolidated basis.

Item 7.01.	Regulation FD Disclosure.

We intend to use the materials attached hereto as Exhibit 99.1 in investor presentations from time to time. We have also posted the presentation materials on our company website at www.ericksonaircrane.com.

Please refer to page 1 of Exhibit 99.1 for a discussion of certain forward-looking statements included in the presentation materials. These forward-looking statements involve risks and uncertainties, including activities, events or developments that we expect, believe or anticipate will or may occur in the future. Actual results and the timing of events could differ materially from those anticipated in the forward-looking statements as a result of risks and uncertainties, which includes the possibility that we do not complete the acquisition of Evergreen Helicopters, Inc., safety record, the hazards associated with operating Aircranes, compliance with debt obligations, cancellations, reductions or delays in customer orders, our ability to collect on customer receivables, weather and seasonal fluctuations that impact Aircrane activities, competition, our reliance on a small number of large customers, the impact of short-term contracts, the availability and size of our Aircrane fleet, our ability to implement production rate changes, the impact of government spending, the impact of product liability and product warranties, our ability to attract and retain qualified personnel, the impact of environmental regulations, our ability to accurately forecast financial guidance, convert backlog into revenues, and appropriately plan expenses, worldwide economic conditions (including conditions in Greece and Italy), government regulation, our ability to attract and retain key personnel, our reliance on a small number of manufacturers, the necessity to provide components or services to owners and operators of aircraft, effectively manage growth, keep pace with changes in technology, adequately protect our intellectual property, successfully enter new markets, manage international expansion, expand and diversify its customer base, expand and market manufacturing and maintenance, repair and overhaul services, the potential unionization of employees, the fluctuation in the price of fuel, our ability to access public or private debt markets, the obligations of being a new public company, the impact of equipment failures or other events impacting the operation of our factories, and our ability to successfully manage any future acquisitions. Additional assumptions, risks and uncertainties are described in detail in our registration statements, reports and other filings with the Securities and Exchange Commission. Such filings are available on our website or at www.sec.gov.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Erickson Air-Crane Incorporated Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Erickson Air-Crane Incorporated

Dated: March 20, 2013	By:	/s/ Edward Rizzuti
Edward Rizzuti
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Erickson Air-Crane Incorporated Investor Presentation